    Keefe, Bruyette & Woods
Presentation by: George M. Lee, CEO
December 2007

Forward-Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp’s filings with the SEC.

Mission

MetroCorp Bancshares, Inc. is a Texas-based
holding company operating banks in Texas and
California with special focus on the ethnic markets.
The company strives, with passion and urgency, to
provide superior customer service, innovative
products and excellent shareholder value through
integration of people and technology. Our mission is
to be the premier bank in the communities we serve.

The Asian population in Texas is about 15.2% of
the Asian population of California in 2000
and 17.6% in 2006 .
Source:  U.S. Census Bureau
In thousands
2000
2006
Growth
US
10,243
13,100
28%
CA
3,698
4,483
21%
NY
1,045
1,323
27%
TX
562
787
40%
NJ
480
652
36%
IL
424
537
27%
FL
266
393
48%
VA
261
366
40%
PA
220
289
32%
MD
211
276
31%
GA
173
255
47%
CT
82
117
42%
Asian population (2000-2006)

In thousands
HOUSTON
DALLAS-FT
.WORTH
AUSTIN
SAN ANTONIO
      2000
         2006 *
Houston-Galveston
228

339

Dallas-Fort Worth
195

305

Austin-San Marcos
44

75

San Antonio
24

46

Total Texas
562

787

* Regional population extrapolation from 2006
   State Census estimates
Asian Population in Texas 2000-2006

VETERANS MEMORIAL
90
59
290
Harris
LONG POINT
10
MILAM
EAST
610
HARWIN
BOONE
BELLAIRE
Pasadena
SUGAR LAND
DULLES

9 Branches in Houston

PLANO
Plano
RICHARDSON
Carrollton
HARRY HINES
GARLAND
Garland
97
161
114
183
12
Irving
75
Dallas North Tollway
R L Thornton Freeway
30
Dallas
Dallas
Mesquite
Grand Prairie
Arlington
Spur 408
635
360
408
67
45
35e
LBJ Freeway
175

(In progress)
3 Branches in Dallas

In thousands
Source:  U.S. Census, 2000
* Extrapolation from 2006 Census estimate
2000
2006*
Growth
1,256

1,873

49%
1,661

1,915

15%
387

617

59%
San Francisco
Los Angeles
San Diego
Asian Population in California

Nevada
San Francisco
California
San Jose
Los Angeles
15
10
San Diego
5

BRANCHES
San Francisco
San Mateo
City Of Industry
Alhambra
Irvine
San Diego
6 Branches in California

Source:  U.S. Census Bureau
U.S.
Asian
Median Income (2006)
$48,201
$64,238
Median Home Value (2002)
$122,800
$199,300
Savings Deposit (Aug 2002)
$10,000
$17,000
Asian-American Economic Attributes

$ in millions
Assets
1,600
1,400
1,200
1,000
800
600
400
200
0
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Q3-07

1998: MCBI listed
on NASDAQ
Oct. 2005: Acquisition
- First United Bank
Total Assets
1987 - Q3-07 CAGR: 36.6%
Milestones

 ASSET GROWTH

 ASSET QUALITY

 EARNINGS

 EFFICIENCIES

 HUMAN RESOURCE DEVELOPMENT
Company Focus

Strengthening Our Platform
2004-2006
Below -> Average
Growing Our Platform
2007-2009
Average -> Good
Good
To
Great
2010-2012
Good -> Great
Harvesting From Our Platform

     Good
      To
     Great
Strategic Transformation of MetroCorp

Texas
California
Building
Market
Synergy
Greater China

Market Footprint

Financial Results

Customer Training
Employee Training
Edge & Improvement
Technology

Efficiency + Competitive Edge

2001 - Q32007 CAGR
Loans: 15.5%
Deposits: 11.6%
Assets: 11.4%
0.5
0.6
0.7
0.5
0.7
0.8
0.6
0.7
0.9
0.6
0.8
0.9
0.8
1.0
1.1
0.9
1.1
1.3
1.1
1.2
1.4
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
2001
2002
2003
2004
2005
2006
Q3-2007
Loans
Deposits
Total Assets
Balance Sheet Growth

65.8%
64.6%
64.2%
66.9%
71.3%
59.5%
61.4%
57.7%
60.5%
63.4%
66.9%
71.3%
61.4%
59.5%
58.3%
79.1%
68.7%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
2001
2002
2003
2004
2005
2006
YTD Q3-07
MCBI
METROBANK
METRO UNITED
Efficiency Ratios

$ in thousands
Q1-03
Q3-03
Q1-04
Q3-04
Q1-05
Q3-05
Q1-06
Q3-06
Q1-07
Q3-07

4,000
8,000
12,000
16,000
20,000
24,000
28,000
32,000
Net Active Principal
Net of Guarantee
Non-performing Assets

2001~2006 CAGR: 11.4%
7,854
8,970
4,110
8,594
10,780
13,504
9,371
0
2000
4000
6000
8000
10000
12000
14000
16000
2001
2002
2003
2004
2005
2006
YTQ3-07
Net Income Growth

Average of 20 years of banking experience

Don J. Wang	Chairman of the Board
George M. Lee	President, CEO, Exec Vice Chair of MetroCorp
David Tai	Chief Bus. Development Officer, President of Bank
Bert Baker	Chief Lending Officer
David Choi	Chief Financial Officer
Kevin Shu	Chief Accounting Officer
Michelle Phung	Chief Operations Officer
Terrance Tangen	Chief Credit Officer
Mitchell Kitayama	CEO, Metro United Bank
Robert Bihr	Chief Credit Officer, Metro United Bank

Leaders

- Branch & Market Expansion
- Business Officers
- Technology Upgrades
- China Representative Offices

Investment for the Future

Xiamen - Important Foreign Trade Port

Overview of Xiamen
■

One of the four Special Economic Zones
■

One of top ten most competitive cities*

Gross Area Production
■

GAP achieved sustained annual growth rate of 15% for 5
    years in a row

Key Industries
■

Electronics, Machinery and Chemical industry

Foreign Trade
■

Total foreign trade was $28 billion in 2005
•

$17 billion exports, up 24%; $11 billion imports, up 12%

Foreign Investment
■

Thirty Five Fortune 500 companies have invested in Xiamen

* Source: 2005 Blue Book of City Competitiveness

Xiamen - City View

Chongqing - The Largest Inland City

Overview of Chongqing
■

Under direct central government’s control, like Beijing,
    Shanghai and Tianjin
■

Play a key role in China’s “Go West” Strategy
■

Special Economic Zone newly set by China in the year of 2007

Gross Area Production
■

Average growth rate of 11% for last 5 years

Key Industries
■

Fourth biggest motor vehicle manufacturing center
■

One of China’s six chemical production bases

Foreign Trade
■

Total foreign trade was $4.3 billion in 2005
■

An average growth rate of 19% for the past 5 years

Foreign Investment
■

24 of Fortune 500 companies have invested in Chongqing
* Source: 2005 Blue Book of City Competitiveness

Chongqing - City View

Chongqing - Night View

Operating Objectives Going Forward

Stay on course with strategic timeline

Tone down growth in 08,09

Strive to improve & upgrade key
   components of our business

Focus on becoming a "Premier" Asian
   Ethnic Bank

Thank You